SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2008


                                 Cox Radio, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                      1-12187                     58-1620022
-----------------             ---------------            ------------------
(State or other                 (Commission              (I.R.S. Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)


               6205 Peachtree Dunwoody Road
                     Atlanta, Georgia                             30328

     --------------------------------------------------       ------------
         (Address of principal executive offices)              (Zip Code)


                                 (678) 645-0000
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

As previously announced, Neil O. Johnston is expected to become the chief financial officer of Cox Media Group, Inc. (formerly Cox Broadcasting, Inc.), our direct parent, effective as of January 1, 2009, and Mr. Johnston will continue to serve as chief financial officer of Cox Radio through December 31, 2008. On December 11, 2008, our board of directors appointed Charles L. Odom to succeed Mr. Johnston as our chief financial officer effective as of January 1, 2009.

Mr. Odom, age 39, joined Cox Radio in September 1996 and currently serves as Director, Financial Reporting & Analysis, a position he has held for more than five years. Prior positions with Cox Radio include Assistant Controller and Manager of Financial Reporting. Prior to joining Cox Radio, Mr. Odom was with Deloitte & Touche LLP from July 1991 to September 1996, where he served as a supervising senior accountant. Mr. Odom is a certified public accountant, and he holds a B.B.A. in accounting from Mercer University.

Approval of Compensatory Plan and Amendments

On December 11, 2008, the Compensation Committee of our Board of Directors approved amendments to our Third Amended and Restated Long-Term Incentive Plan and our Annual Incentive Plan. These amendments were primarily made to maintain compliance with Section 409A of the Internal Revenue Code and the related rules and regulations thereunder. The Long-Term Incentive Plan amendments include revisions to reference Section 409A in certain places, to limit certain deferral features, and to limit the types of replacement awards that may be issued. The Annual Incentive Plan amendments include adding a provision that awards are intended to qualify as short-term deferrals exempt from Section 409A.

Also on December 11, 2008, the Compensation Committee approved a new Annual Bonus Plan, to become effective on January 1, 2009. Under this plan, a target bonus is established as the executive's annual incentive award, with a percentage of the award to be based on performance targets applied to performance goals in one or more of the following areas: income before depreciation and amortization; controllable free cash flow; cash flow (operating cash flow or free cash flow); revenue; earnings; income (operating income or net income); debt; return on assets; return on equity; return on investment; and individual performance. The annual incentive plan will be administered by a management committee, which will have the discretion to establish the performance targets and to determine whether such targets have been achieved.

The foregoing is a summary of the material terms of the new Annual Bonus Plan. As a summary of the material terms of the Annual Bonus Plan, it does not purport to be complete and is subject to, and qualified in its entirety by, the terms of the Annual Bonus Plan, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (a) Not applicable.

            (b) Not applicable.

            (c) Not applicable.

            (d) Exhibits:

                     10.1 Amendment Number One to the Cox Radio, Inc. Third Amended and Restated Long-Term Incentive Plan (management contract or compensatory plan).

                     10.2 Amendment Number One to the Cox Radio, Inc. Annual Incentive Plan, effective January 1, 2008 (management contract or compensatory plan).

                     10.3 Cox Radio, Inc. Annual Bonus Plan, effective January 1, 2009 (management contract or compensatory plan).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COX RADIO, INC.


Date:  December 17, 2008                       By: /s/ Andrew A. Merdek
                                                   ---------------------------
                                                   Name:  Andrew A. Merdek
                                                   Title: Secretary

                              AMENDMENT NUMBER ONE
                                     TO THE
                                 COX RADIO, INC.
               THIRD AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN


         Pursuant to the power of amendment reserved under Section 11.01 of the Cox Radio, Inc. Third Amended and Restated Long-Term Incentive Plan (the "Plan"), the Plan hereby is amended as set forth herein. This amendment shall supersede the provisions of the Plan document to the extent those provisions are inconsistent with the provisions of this amendment, including re-numbering and re-lettering sections and updating internal references as appropriate.

                                       1.
         Section 2.01 of the Plan is amended by deleting the phrase ",Dividend Equivalent,".

                                       2.
         Section 2 of the Plan is amended by striking subsection 2.09 in its entirety and by renumbering the remaining subsections accordingly (including allinternal references).

                                       3.
         Section 3.01 of the Plan is amended by striking sub-paragraph (v) thereof in its entirety and by renumbering the remaining sub-paragraphs accordingly (including all internal references).

                                       4.
         Section 6 of the Plan is amended by striking subsection 6.03 in its entirety and by renumbering the remaining subsections accordingly (including all internal references).

                                       5.
         Section 6.04 of the Plan is amended by striking sub-paragraph (iv) thereof in its entirety (including all internal references).

                                       6.
         Section 6.05 of the Plan is amended by striking such section in its entirety and by replacing it with the following new Section 6.05:

                           "6.05. Deferred Stock. The Committee is authorized to
                  grant Deferred Stock to Participants, on the following terms and conditions:
                                    (i) Award and Restrictions. Delivery of
                           Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee. In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

                                    (ii) Forfeiture. Except as otherwise
                           determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock."

                                       7.
         Section 6.07(i) of the Plan is amended by striking such section in its entirety and by replacing it with the following new Section 6.07(i):
                           "(i) Right to Payment. A Stock Appreciation Right
                  shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant."


                                     - 10.1.1 -

                                       8.
         Section 7.06 of the Plan is amended by striking the last sentence of such section in its entirety and by replacing it with the following new sentence:
                           "Such payments may include, without limitation,
                  provisions for the payment or crediting of reasonable interest on installment or deferred payments."

                                       9.
         Section 11.01 of the Plan is amended by striking such section in its entirety and replacing it with the following new Section 11.01:
                           "11.01. Changes to the Plan. The Board may amend,
                  alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, the Board may not terminate and liquidate the Plan unless, (1) the termination and liquidation does not occur proximate to a downturn in the financial health of the Company (as defined under Code Section 409A); (2) the Board terminates and liquidates all agreements, methods, programs, and other arrangements sponsored by the Company that would be aggregated with the Plan under Code Section 409A if Participants have accrued benefits under such agreements, methods, programs, and other arrangements; (3) no payments in liquidation of the Plan are made within 12 months of the date the Board takes all necessary action to irrevocably terminate and liquidate the Plan other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred; (4) all payments are made within 24 months of the date the Board takes all necessary action to irrevocably terminate and liquidate the Plan; and (5) the Board does not adopt a new plan that would be aggregated with the Plan under Code Section 409A if Participants participated in both plans at any time within 3 years following the date the Board takes all necessary action to irrevocably terminate and liquidate the Plan; and further provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such Participant under any Award previously granted to him or her."

                                       10.
         Section 12 of the Plan is amended by adding the following new subsection 12.09:
                           "12.09. Section 409A Compliance. The Plan is intended
                  to comply with the requirements of Code Section 409A and regulations and other guidance thereunder. The Committee shall interpret the Plan provisions in a manner consistent with the requirements of Code Section 409A and regulations and other guidance thereunder."

                                       11.
         This Amendment Number One to the Plan shall be effective as of January 1, 2005.


                                   - 10.1.2 -

                              AMENDMENT NUMBER ONE
                                     TO THE
                                 COX RADIO, INC.
                              ANNUAL INCENTIVE PLAN


         Pursuant to the power of amendment reserved under Section 12 of the Cox Radio, Inc. Annual Incentive Plan (the "Plan"), the Plan hereby is amended as set forth herein. This amendment shall supersede the provisions of the Plan document to the extent those provisions are inconsistent with the provisions of this amendment, including re-numbering and re-lettering sections and updating internal references as appropriate.

                                       1.
         Section 5(a) of the Plan is amended by striking such section in its entirety and replacing it with the following new Section 5(a):
                  "(a) At the sole discretion of the Committee, distribution of each Award shall be made by Cox Radio either (1) in a lump sum cash payment, (2) in the form of shares of common stock of Cox Radio, or
          (3) some combination of cash and common stock; provided, that the issuance of shares of common stock may be made only to the extent permissible under applicable securities laws. In the event any distribution is made in the form of Cox Radio common stock, the value of the common stock so issued may not exceed the total amount of the Award to be made under this Plan, and the value of any fractional shares of common stock shall be distributed in cash. Any distribution made under this Plan shall occur no later than the 15th day of the third month after the end of the Plan Year in which the Participant has earned the Award; provided, that no Award shall become payable to a Participant with respect to any Plan Year until the Committee has certified in writing that the terms and conditions underlying the payment of such Award have been satisfied. If a Participant entitled to the payment of an Award under the Plan dies prior to the distribution of such Award, the distribution shall be made to the Participant's beneficiary, as designated under the Plan, within the same time period in which the Award otherwise would have been paid to the Participant."

                                      2.
         The Plan is amended by adding the following new Section 13:


                           "13.   NO DEFERRED COMPENSATION

                                  The Plan is intended to be exempt from the
                  requirements of Section 409A of the Internal Revenue
                  Code of 1986, as amended, by reason of all payments made under the Plan being "short-term deferrals," within the meaning of Treas. Reg. ss. 1.409A-1(b)(4)."

                                      3.
         This Amendment Number One to the Plan shall be effective as of January 1, 2008.


                                   - 10.2.1 -

                       COX RADIO, INC. ANNUAL BONUS PLAN


1. Purpose. The Cox Radio, Inc. Annual Bonus Plan (the "Plan") provides an opportunity for selected employees of Cox Radio, Inc., a Delaware corporation (the "Company"), and its subsidiaries to receive cash bonuses based on the achievement of goals related to the performance of the Company and/or its subsidiaries and individual performance.

2. Administration. The Plan is administered by a committee consisting of two or more persons (the "Committee"), who may be employees of the Company and/or its affiliates who are eligible to receive bonuses under the Plan, to whom responsibility for administration of the Plan has been delegated. The Committee shall have the discretionary authority to interpret the provisions of the Plan in its sole discretion, including all decisions on eligibility to participate and on the amount, form and timing of distributions of any bonus. The Committee may delegate any or all of its authority under the Plan to officers or managers of the Company and/or its affiliates as the Committee may from time to time designate.

3. Participation. The Committee and/or its delegates, in its or their sole discretion, selects individuals to participate in the Plan, establishes performance goal(s) for each participant for the calendar year during which the individual is a Plan participant (the "Plan Year"), and determines whether such goal(s) have been achieved. The Committee has discretion to award a bonus under this Plan even if performance does not meet established goals, and also has negative discretion to adjust, reduce or eliminate the amount of an award otherwise payable to a participant.

4. Bonus Award Calculation. The Committee and/or its delegates, in its or their sole discretion, shall establish a target bonus as a percentage of each participant's base salary. Except as set forth in Section 3, the target bonus shall become payable only upon the achievement of performance goals established by the Committee and/or its delegates with respect to each participant for that Plan Year in one or more of the following areas: Income Before Depreciation and Amortization; Controllable Free Cash Flow; cash flow (operating cash flow or free cash flow); revenue; earnings; income (operating income or net income); debt; return on assets; return on equity; return on investment and individual performance.

5. Payment of Bonuses. Earned bonuses will be paid in a lump sum cash payment as soon as practicable after the end of the applicable Plan Year to all eligible participants. All bonus payments shall be paid not later than the 15th day of the third month after the end of the applicable Plan Year in a manner that does not result in a deferral of compensation under the provisions of Section 409A of the Internal Revenue Code (the "Code"). Notwithstanding the foregoing, certain participants may be provided with an opportunity to elect to defer amounts otherwise payable under the Plan into an account maintained for the benefit of such participant under the Cox Radio, Inc. Savings Plus Restoration Plan, provided that any such deferral election is made before the first day of the applicable Plan Year (or, with respect to any participant first eligible under the Plan during the Plan Year, within the first thirty days after such participant becomes eligible to participate in the Plan) and in all respects complies with the applicable provisions of Code Section 409A. Any bonus amounts that such participants do not elect to defer will be paid no later than the 15th day of the third month after the end of the Plan Year, as described above. Each participant must be an employee of the Company and/or its subsidiaries as of December 31st of the applicable Plan Year in order for a bonus to be payable under the Plan, unless the Committee determines otherwise in its sole discretion.

6. Withholding and Offset. The Company and/or its subsidiaries are entitled to withhold from bonus payments any amounts under applicable federal, state or local law or court order, including withholding tax payments. If a participant owes money to the Company or its affiliated entities, then the Company and/or its subsidiaries are entitled to offset or direct any portion or all of a bonus payment to be applied to the obligation.

7. Limitation on Claim for Benefits. This Plan is intended to constitute an unfunded bonus arrangement and shall be construed accordingly. All payments under this Plan shall be made from the general assets of the Company and/or its subsidiaries, and no person under any circumstances whatsoever shall have a claim for a benefit or payment under this Plan that is superior in any manner whatsoever to an unsecured claim for a payment by a general creditor of the Company and/or its subsidiaries. Neither the establishment of the Plan nor the making of bonus payments hereunder shall be deemed to create a trust.

8. Not a Contract of Employment. Participation in this Plan shall not give any participant the right to continued employment or, upon termination of such employment, the right to have any interest or right or claim as a result of participation in the Plan, other than as expressly provided in this Plan.


                                   - 10.3.1 -

9. No Assignment or Other Rights. Neither a participant nor or any person or entity claiming a benefit or payment through such participant shall have any right whatsoever to alienate, anticipate, transfer or assign (either at law or in equity) any benefit or payment under this Plan. The provisions of this Plan shall not entitle any participant (or any person or entity claiming a benefit or payment through such participant) to any rights whatsoever that are either legally or customarily associated with the rights of a holder of any equity security of the Company and/or its subsidiaries, including, but not limited to, the right of access to any financial information regarding the Company and/or its subsidiaries.

10. Death or Incapacity. In the event a participant dies before the payment of any bonus payment otherwise due to him or her, any benefits due to be paid to the Participant under the Plan shall be payable to his estate. If the Committee, in its sole and absolute discretion, determines that a participant has become incapacitated, then the Committee may pay benefits under the Plan to the legal guardian of the participant.

11. Governing Law. This Plan shall be interpreted under the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof. This Plan is an incentive bonus arrangement and is, therefore, not intended to be subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

12. Savings Clause. If any provision of this Plan is held invalid or unenforceable, it will not affect the other provisions. The Plan will remain in effect as though the invalid or unenforceable provisions were omitted.

13. Amendment and Termination of the Plan. The Company reserves the right to amend this Plan at any time, except to the extent that any such actions might adversely affect the tax treatment of the benefits or payments under the Plan pursuant to applicable law, including, but not limited to, Section 409A of the Code. The Company reserves the right to terminate this Plan at any time, provided, that, subject to applicable law, the termination of the Plan shall not affect the timing of the payment of any bonus amounts accrued under the Plan as of the date of such termination.

14. No Deferred Compensation. The Plan is intended to be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, by reason of all payments made under the Plan being "short-term deferrals," within the meaning of Treas. Reg. ss. 1.409A-1(b)(4).


                                   - 10.3.2 -